Statement of Additional Information (SAI) Supplement American Century Mutual Funds, Inc.
Supplement dated June 21, 2024 ■ Statement of Additional Information dated March 1, 2024
Michael Li, Vice President and Senior Portfolio Manager, will no longer serve as portfolio manager for Select and Ultra effective September 15, 2024.

The changes below will be effective as of July 1, 2024.

The following entries are added in the Accounts Managed table on page 44 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Ben Abelson[1]	Number of Accounts	1	0	1
	Assets	$5.7 billion[2]	$0	$338.6 million
Tong Li1	Number of Accounts	2	1	7
	Assets	$25.9 billion[3]	$2.6 billion	$5.2 billion
1 Information provided as of June 18, 2024.
2 Includes $5.7 billion in Select.
3 Includes $25.9 billion in Ultra.

The following entries are added in the Ownership of Securities table on page 47 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Select
Ben Abelson[1]	E
Ultra
Tong Li2	A
1 Information provided as of June 20, 2024.
2 Information provided as of June 18, 2024.

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000;
F – $500,001-$1,000,000; G – More than $1,000,000.

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